Performance

The performance data provided represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate so that a Participant's units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The HIT is internally managed and participants pay only for the actual expenses of operating the HIT. The Bloomberg Barclays U.S. Aggregate Bond Index reflects no deductions for expenses and is not available for direct investment. Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. A Prospectus containing more complete information may be obtained from the HIT by calling the Marketing Department at 202-331-8055, or by viewing the above-referenced link. The prospectus should be reviewed carefully before investing. The AAA Index represents the AAA Component of the Bloomberg Barclays U.S. Aggregate Bond Index.

ANNUALIZED RETURNS
As of February 29, 2020

ROLLING RETURNS As of February 29, 2020

The graph below shows the comparative rolling annual returns of the HIT and Barclays Aggregate, demonstrating the strong correlation. It also shows the HIT’s returns exceeded the benchmark during periods of economic stress, such as the recessions of the early 2000s and the 2008 financial crisis.

COMPARISON OF A $50,000 INVESTMENT For Periods Ending February 29

This chart shows the competitive value growth of $50,000 invested in the Trust (minimum initial investment) and its benchmark (theoretical values) over the course of ten years, assuming the reinvestment of all distributions.

GROWTH OF NET ASSETS For Periods Ending February 29 (Dollars in Billions)

The graph above depicts the growth of Trust assets. Asset growth of the Trust has several components, including portfolio performance (primarily interest income on investments less the expenses of the Trust), capital gains and losses, and inflows of new capital less redemptions.

The Trust’s income less operating expenses is distributed monthly to Participants. Year to date, participants choose to automatically reinvest approximately 88% of distributions.

Portfolio

SECTOR ALLOCATION As of February 29, 2020

*Chart based on value of total investments and includes unfunded commitments.

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Multifamily Construction Mortgage-Backed Securities: The Trust invests in fixed-income securities that finance the construction of multifamily properties. These securities generally have credit enhancements from FHA, Ginnie Mae (GNMA), or a letter of credit or repurchase guarantee from an entity rated “A” or better by Standard and Poor’s. These securities generally fund over 12-24 months and upon completion of construction, a permanent security is issued. These securities typically generate yields above U.S. Treasury investments with comparable average lives and generally have significant prepayment protections.

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Multifamily Permanent Mortgage-Backed Securities: The Trust invests in securities that are either backed by permanent loans for multifamily properties or by loans for existing single family homes. These FHA, GNMA, Fannie Mae, or Freddie Mac credit enhanced investments typically generate yield spreads above U.S. Treasury investments with comparable average lives. Additionally, multifamily mortgage-backed securities generally have significant prepayment protections.

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State Housing Finance Agency Securities: The Trust invests in securities that, among other things, are: guaranteed or insured by a state or local housing finance agency (“A” rated or better or top tier by Standard and Poor’s) and are backed by both construction and permanent loans for multifamily properties; or secured by recourse to such assets of the Housing Finance Agency as to provide protection comparable to a pledge of the agency’s general credit.

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Single Family Mortgage-Backed Securities: The Trust invests in securities that pool individual mortgages from single family homes. The interest and principal cash flows are passed through to the investor of the MBS net of any servicing fees. These Fannie Mae, GNMA, or Freddie Mac credit enhanced investments typically generate yield spreads above U.S. Treasury bonds. There is no prepayment protection on these securities meaning payments could be more than the scheduled amount.

•	Construction and Permanent Mortgages: The Trust invests in loans used to finance the purchase, refinance or construction of a property.

CREDIT COMPARISON As of February 29, 2020

	HIT	Barclays Aggregate
U.S. Government or Agency	90.15%	68.98%
AAA	2.24%	2.97%
AA	4.80%	3.39%
A	0.00%	10.96%
BBB	0.00%	13.70%
Not Rated	1.93%	0.00%
Cash	0.88%	0.00%

RISK COMPARISON As of February 29, 2020

	HIT	Barclays Aggregate		HIT	Barclays Aggregate
Credit Profile
U.S. Government/Agency/AAA/Cash	92.39%	71.95%	A & Below/Not Rated	1.93%	24.66%
Yield
Current Yield	3.06%	2.88%	Yield to Worst	2.04%	1.69%
Interest Rate Risk
Effective Duration	5.50%	5.92%	Convexity	0.20	0.20
Call Risk
Prepayment Protection	77%	74%	Not Call Protected	23%	26%

Source: HIT and Bloomberg Barclays US Aggregate Bond Index

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

The HIT’s long-standing investment strategy is to construct a portfolio with similar interest rate risk relative to the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate) by actively managing duration, while maintaining superior credit quality and a higher yield relative to the benchmark.

•	The HIT does not invest in corporate bonds or low credit quality securities.
•	HIT uses government/agency-insured multifamily MBS as a substitute for corporate debt and some Treasury and agency securities in the benchmark.

•	These multifamily MBS have superior credit quality relative to corporate debt, but typically have similar call protection.
•	The HIT’s yield has been consistently higher than the benchmark’s.
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Although historical month-over-month returns comparing the HIT to the Barclays Aggregate show significant correlation, with approximately 97% correlation for the five-year period ending February 29, 2019, the HIT’s very different composition can provide diversification benefits from other fixed-income investments and riskier assets such as equities.

The table above compares the HIT’s portfolio risk measures to those of the Barclays Aggregate.